CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
REVENUES:
Time charter revenues	$ 35,700	$ 31,812
Prepaid charter revenue amortization	(4,482)	(5,825)
Time charter revenues, net	31,218	25,987
EXPENSES:
Voyage expenses	616	160
Vessel operating expenses	17,994	12,833
Depreciation and amortization of deferred charges	6,145	4,915
General and administrative expenses	2,851	3,128
Loss on vessels' sale	0	695
Foreign currency losses / (gains)	(55)	5
Operating income	3,667	4,251
OTHER INCOME / (EXPENSES):
Interest and finance costs	(3,346)	(3,358)
Interest income	67	42
Total other expenses, net	(3,279)	(3,316)
Net income	$ 388	$ 935
Earnings per common share, basic and diluted	$ 0.01	$ 0.03
Weighted average number of common shares, basic	72,834,161	35,812,135
Weighted average number of common shares, diluted	72,928,083	35,812,135